SCHEDULE 14A INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Check the appropriate box:

                      [ ] Preliminary Information Statement

                [ ] Confidential, For Use Of The Commission Only
                       (as permitted by Rule 14c-5(d)(2))

                     [ X ] Definitive Information Statement

                               SYNERGY BRANDS INC.
                (Name of Registrant as Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                [ ] Fee computed on table below per Exchange Act
                           Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of
                  transaction computed pursuant to Exchange Act
                  Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4) Proposed maximum aggregate value of transaction:

                               5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

                [ ] Check box if any part of the fee is offset as
                  provided by Exchange Act Rule 0-11(a)(2) and
                identify the filing for which the offsetting fee
        was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           1) Amount Previously Paid:

                2) Form, Schedule or Registration Statement No.:

                                3) Filing Party:

                                 4) Date Filed:

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                               SYNERGY BRANDS INC.
                             1175 WALT WHITMAN ROAD
                               MELVILLE, NY 11747
                                 (516) 714-8200
                   Information Statement Relating To Action By
                    Written Consent Of Majority Stockholders
                            ------------------------

Dear Stockholder:

     On or about January 20, 2005 the Board of Directors of this corporation resolved and shareholders holding a majority of the votes on general matters regarding Synergy Brands Inc. (the "Company") subject to shareholder vote approved appropriate action including filing with the Delaware Secretary of State appropriate documentation to retroactively correct the Company's prior filings with the Delaware Secretary of State as determined appropriate and necessary by the CEO and corporate counsel to the Company to implement a reverse split of the authorized capital stock the Company shall have available to issue (including that issued to date) similar in amount to the 1 for 4 share reverse split of outstanding stock of the Company implemented as previously authorized in February 2003 such that the authorized stock structure shall be 15,000,000 shares of which 14,000,000 are common stock, 100,000 Class A Preferred, and 900,000 Class B Preferred of which 500,000 shall be designated Series A Class B Preferred, the preferences, rights and limitations thereof not to change, and further approved and confirmed approval of a further Amendment to the Certificate of Incorporation of the Company to reduce its authorized stock to a total of 6,000,000 shares, 5,000,000 of those being Common Stock and the balance of 1,000,000 shares being Preferred Stock, such Preferred Stock being further designated as 100,000 Class A Preferred and 900,000 Class B Preferred with 500,000 of such Class B Preferred continuing to be designated as Series A Class B Preferred. The designations, relative rights, preferences, and other terms of the securities are not changed from such as exist currently; just a change in the number of authorized shares. The number of such shares presently outstanding is also not changing. Any relevant inquiries may be made to the Secretary of the corporation, Mitchell Gerstein. Your consent is not required and is not being solicited in connection with these actions. Pursuant to Section 228 of the Delaware General Corporation Law, you are hereby being provided with notice of the approval by less than the unanimous written consent of the eligible voting stockholders of the Company. Pursuant to the Securities Exchange Act of 1934, you are hereby being furnished with an Information Statement relating to the Company's actions in which the referenced Certificates of Correction and Amendment documents to be filed with the Delaware Secretary of State are included as Exhibits.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.

                                     Sincerely,

                                     /S/Mair Faibish
                                     ---------------
                                        Mair Faibish
                                        Chief Executive Officer

                               SYNERGY BRANDS INC.
                             1175 WALT WHITMAN ROAD
                               MELVILLE, NY 11747
                                 (516) 714-8200
                            ------------------------

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
       PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR
                           INFORMATION PURPOSES ONLY.

     The Approximate Date of Mailing of this Information Statement is January 30, 2005.

     This Information Statement is being furnished by Synergy Brands Inc. (the "Company") in connection with actions taken by consent of holders of a majority of the outstanding voting rights regarding outstanding stock of the Company (the "Written Consent"), a copy of which is annexed hereto as Exhibit "5". By January 30, 2005, the Company's stockholders holding a majority of voting rights regarding the Company's outstanding stock had returned consents approving the transactions generally described below:

     1. Authorizing appropriate action including filing with the Delaware Secretary of State appropriate documentation to retroactively correct the Company's prior filings with the Delaware Secretary of State as determined appropriate and necessary by the CEO and corporate counsel to the Company to implement a reverse split of the authorized capital stock the Company shall have available to issue (including that issued to date) similar in amount to the 1 for 4 share reverse split of outstanding stock of the Company implemented as previously authorized in February 2003 such that the authorized stock structure shall be 15,000,000 shares of which 14,000,000 are common stock, 100,000 Class A Preferred, and 900,000 Class B Preferred of which 500,000 shall be designated Series A Class B Preferred, the preferences, rights and limitations thereof not to change.

     2. Authorizing Amendment to the Certificate of Incorporation of the Company to reduce its authorized stock to a total of 6,000,000 shares, 5,000,000 of those being Common Stock and the balance of 1,000,000 shares being Preferred Stock, such Preferred Stock being further designated as 100,000 Class A Preferred and 900,000 Class B Preferred with 500,000 of such Class B Preferred continuing to be designated as Series A Class B Preferred.

     3. Approving such other actions as the directors of the Company deem necessary and appropriate to carry out the intent and purposes of the foregoing resolutions.

     The designations, relative rights, preferences, and other terms of the securities are not changed from such as existed prior to such corrections and Amendment; just a change in the number of authorized shares. The number of such shares outstanding also did not change.

     The actions taken by the Written Consent are expected to be effective within twenty-one (21) days (approximately February 20, 2005) after this Notice and attached Information Statement are mailed to all stockholders of the Company.

     All necessary corporate Shareholder and Director approvals in connection with the matters referred to herein have been obtained, and the implementation of the approved action is subject only to the filing of the appropriate
Certificates of Correction and Amendment to the Company's Certificate of Incorporation in the format as included herewith as Exhibits. The accompanying Information Statement is furnished to all stockholders of record of the Company pursuant to Section 14 (c) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder solely for the purpose of informing the stockholders of these corporate actions before they take effect.

     Pursuant to Section 228 of the Delaware General Corporation Law, stockholders of record of the Company as of January 20, 2005, the date on or about which the Written Consent was signed by the holders of not less than a majority of the votes represented by the Company's issued and outstanding Stock and eligible to be cast regarding the corporate action taken as described herein, are entitled to receive this Information Statement and Notice of Taking of Corporate Action Without a Meeting by Written Consent.

     The Company has asked brokers and other custodians and fiduciaries to forward this Information Statement to the beneficial owners of the Shares held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

     The executive offices of the Company may be contacted at 1175 Walt Whitman Road, Melville, NY 11747. All holders of record of the shares at the close of business on January 20, 2005, will receive this Information Statement.

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                        REVERSE SPLIT OF AUTHORIZED STOCK

GENERAL

     Stockholders owning of record a majority of the votes represented by the outstanding stock of the Company and entitled to vote on all matters submitted for approval by shareholders of the Company, and the Company's Board of Directors have considered and voted upon and adopted a proposals providing for
(i) appropriate action including filing with the Delaware Secretary of State appropriate documentation to retroactively correct the Company's prior filings with the Delaware Secretary of State as determined appropriate and necessary by the CEO and corporate counsel to the Company to implement a reverse split of the authorized capital stock the Company shall have available to issue (including that issued to date) similar in amount to the 1 for 4 share reverse split of outstanding stock of the Company implemented as previously authorized in February 2003 such that the authorized stock structure shall be 15,000,000 shares of which 14,000,000 are common stock, 100,000 Class A Preferred, and 900,000 Class B Preferred of which 500,000 shall be designated Series A Class B Preferred, the preferences, rights and limitations thereof not to change and
(ii) Amendment of the Certificate of Incorporation of the Company to reduce its authorized stock to a total of 6,000,000 shares, 5,000,000 of those being Common Stock and the balance of 1,000,000 shares being Preferred Stock, such Preferred Stock being further designated as 100,000 Class A Preferred and 900,000 Class B Preferred with 500,000 of such Class B Preferred continuing to be designated as Series A Class B Preferred of Synergy Brands Inc. (the "Company").Copies of the Certificates of Correction and Amendment are included herewith as Exhibits. The Certificates of Correction and Amendment will become effective no earlier than twenty one days subsequent to the approximated date of mailing this Information Statement as stated at the outset hereof and upon their being filed with the Secretary of State of Delaware (the "Effective Date").

                            VOTE NEEDED FOR APPROVAL

     The proposed Certificates of Correction and Amendment to the Company's Certificate of Incorporation must be and were approved by the holders of at least a majority of the votes represented by all outstanding shares of the Company's Stock entitled to vote on the matter. The stockholders of the Company approved pursuant to the Written Consent annexed hereto as Exhibit 5 and incorporated herein by reference.

     THE BOARD OF DIRECTORS HAS APPROVED IMPLEMENTATION OF THE ACTIONS DESCRIBED HEREIN BY ADOPTING A RESOLUTION SETTING FORTH THE PROPOSED ACTIONS IN THE FORM ATTACHED HERETO AS EXHIBIT 5.1 AND INCORPORATED HEREIN BY REFERENCE, AND RECOMMENDED THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR IMPLEMENTATION OF SUCH ACTIONS, INCLUDING EXECUTION AND FILING OF THE PROPOSED CERTIFICATES OF CORRECTION AND AMENDMENT.

     REASONS FOR THE PROPOSED ACTIONS TO IMPLEMENT BY APPROPRIATE ACTION THE MATTER DESCRIBED IN THE REFERENCED CERTIFICATES OF CORRECTION AND AMENDMENT

     The Company has determined that a significant cost savings in lessened Delaware State taxes would occur if the authorized stock available for issuance by the Company were reduced. When the Company reverse split its stock in February 2003 it inadvertently split only its outstanding stock and not comparably its authorized stock and the Company has determined that procedure is available to retroactively correct such oversight by amending its prior filings with the Delaware Secretary of State office made since the date of the referenced reverse split wherein reference to its authorized stock in its status prior to such reverse split still remains listed therein. Therefor, retroactive to February 2003 the Company has filed to decrease its authorized stock available for issuance from 60,000,000 shares divided into 49,900,000 common stock, 100,000 Class A Preferred and 10,000,000 Class B Preferred, of which latter stock 500,000 have been designated Series A Class B Preferred, to 15,000,000 shares divided into 14,000,000 common shares, 100,000 Class A Preferred, and 900,000 Class B Preferred of which 500,000 shares are designated Series A Class B Preferred. Such retroactive reduction does not reduce or otherwise affect the rights, preferences and limitations of any stock authorized and/or outstanding. The Company has also further authorized amending its Certificate of Incorporation to further reduce its authorized stock to 6,000,000 shares of which 5,000,000 are designated common stock and the balance Preferred Stock without further change.

                      DISTRIBUTION OF INFORMATION STATEMENT

     The expenses relating to the distribution of this Information Statement will be borne by the Company. The distribution will be made by mail.

                       WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at 233 Broadway, Suite 1300, New York, New York 10279, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The Company includes and incorporates by reference herein its Annual Report on Form 10-KSB for the 2003 fiscal year and Quarterly Reports on Form 10-QSB for the quarters March 31, 2004, June 30, 2004 and September 30, 2004.

     The Company does and may "incorporate by reference" the information it files with the SEC, which means that the Company can and does disclose important information without re-printing the information in this Information Statement by referring to prior and future filings with the SEC. The information the Company incorporates by reference is an important part of this Information Statement, and later information that the Company files with the SEC will automatically update and supersede this information. The Company incorporates by reference the following documents filed by the Company pursuant to the Securities Exchange Act of 1934: (i) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003; (ii) the Company's Form 10-QSB for the quarters ended March 31, 2004 June 30, 2004 and September 30, 2004; and (v) any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     You may request a copy of these filings (other than an exhibit to any of these filings unless the Company has specifically incorporated that exhibit by reference into the filing), at a cost of $.25 per page, by writing or telephoning the Company at the following address:

                               Synergy Brands Inc.
                             1175 Walt Whitman Road
                               Melville, NY 11747
                                 (516)714-8200

     You should rely only on the information the Company has provided or incorporated by reference in this Information Statement or any supplement. The Company has not authorized any person to provide information other than that provided here. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

                   FORWARD-LOOKING STATEMENTS AND INFORMATION

     This Information Statement, including the information incorporated by reference, includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. You can identify forward-looking statements by the words such as "expects," "projects," "believes," "anticipates," "intends," "plans," "budgets," "predicts," "estimates" and similar expressions.

     The Company has based the forward-looking statements relating to our operations on our current expectations, estimates and projections about the Company. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that it cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. All risk factors stated in the Company's periodic reports incorporated herein by reference should also be reviewed and considered. Accordingly, the Company's actual outcomes and results may differ materially from what it has expressed or forecast in the forward-looking statements.

By Order of the Board of Directors,

   /s/ Mair Faibish
-------------------------------------
       Mair Faibish
       Chief Executive Officer

Dated: January 20, 2005

Exhibits

Exhibit 1 Certificate of Correction to Certificate of Amendment filed February 11, 2003.

Exhibit 2 Certificate of Correction to Restated Certificate of Incorporation filed November 10, 2003.

Exhibit 3   Amendment to  Certificate  of  Incorporation  filed  September 14,
            2004.

Exhibit 4   Certificate  of  Correction  to   Certificate  of  Amendment   filed
            September 14, 2004.

Exhibit 5   Consent of Majority Stockholders

Exhibit 5.1 Consent of Board of Directors